NUMBER

CERT.9999

COMMON STOCK

MULIANG VIAGOO TECHNOLOGY, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

AUTHORIZED COMMON SHARES: 500,00,0000

SHARES

* 9000000000 *

COMMON STOCK

SEE REVERSE FOR STATEMENTS RELATING TO RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS IF ANY

CUSIP 62525M 10 7

THIS CERTIFIES THAT

*** SPECIMEN ***

IS THE REGISTERED OWNER OF

*** NINE BILLION ***

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.0001 EACH, OF

MULIANG VIAGOO TECHNOLOGY, INC.

TRANSFERABLE ON THE BOOKS OF THE CORPORATION HEREOF, IN PERSON OR BY AUTHORIZED ATTORNEY, UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR. WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

COMMON STOCK

DATED: **JANUARY 01, 2009**

SIGNED AND AUTHORIZED

PRESIDENT

SECRETARY

SEAL

Muliang Agritech Inc.
CORPORATE
SEAL
November 5, 2014
NEVADA

COUNTERSIGNED & REGISTERED:

West Coast Stock Transfer, Inc.
www.westcoaststocktransfer.com

WEST COAST
STOCK TRANSFER

By ______________________
Authorized Signature

SC01900 999999ZZ9 B 999999 AC:ACCT999